                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CENTURY BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             CENTURY BANCORP, INC.
                               22 WINSTON STREET
                       THOMASVILLE, NORTH CAROLINA 27360
                                  __________


                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 17, 1998


     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Century Bancorp, Inc. (the "Company") will be held on November 17, 1998, at 5:00 p.m., Eastern Time, at the main office of the Company at 22 Winston Street, Thomasville, North Carolina.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect five persons who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, removal or disqualification;

     2. To ratify the selection of Dixon Odom PLLC as the independent auditor for the Company for the fiscal year ending June 30, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established October 1, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors

                                    /s/ Drema A. Michael

                                    Drema A. Michael
                                    Secretary

Thomasville, North Carolina
October 15, 1998



A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                             CENTURY BANCORP, INC.


                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 17, 1998



               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

          This Proxy Statement is being furnished to stockholders of Century Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 17, 1998, at 5:00 p.m., Eastern Time, at the main office of the Company at 22 Winston Street, Thomasville, North Carolina, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 15, 1998. The Company's office is located at 22 Winston Street, Thomasville, North Carolina 27360 and its telephone number is (336) 475-4663.

          Other than the matters listed on the attached Notice of 1998 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

REVOCABILITY OF PROXY

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

SOLICITATION

          The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Home Savings, Inc. SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

          Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope. Any stockholder may vote for or against, or may abstain or withhold authority to vote on any matter to come before the Annual Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If a proxy is returned with no instructions given, the proxy will be voted FOR the nominees for
                                               ---
election to the Board of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed and the proxy will be voted FOR the proposals for which no instructions are given.
      ---

          The close of business on October 1, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,270,869 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

          The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

          In order to be elected, a nominee to the Board of Directors need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated for election who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

          The proposal to ratify the appointment of the Company's independent auditor for the year ending June 30, 1999 will be approved if the votes cast in favor of such proposal exceed the votes cast opposing the proposal.

          Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                            AMOUNT AND
                            NATURE OF     PERCENTAGE
NAME AND ADDRESS            BENEFICIAL        OF
OF BENEFICIAL OWNER        OWNERSHIP/1/    CLASS/2/
-------------------        ------------   ----------
Henry H. Darr              202,159/3/       15.83%
620 Trindale Road
Trinity, NC  27370

F. Stuart Kennedy          202,159/3/,/4/   15.83%
1100 Dover Drive
Thomasville, NC  27360

Milton T. Riley, Jr.       203,359/3/,/5/   15.92%
605 Burke Trail
Thomasville, NC  27360

____________________________________

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals,

/2/ Based upon a total of 1,270,869 shares of Common Stock outstanding at the Record Date and the shares underlying options that have vested or are exercisable within 60 days under the Century Bancorp, Inc. Stock Option Plan ("Option Plan"). Assumes exercise of only those options included with respect to designated recipients.

/3/ Includes 142,558 shares held by the Home Savings, Inc. SSB Employee Stock Ownership Plan (the "ESOP") and 37,878 shares held by the Home Savings, Inc. SSB Management Recognition Plan and Trust ("MRP"). Mr. Darr, Mr. Kennedy and Mr. Riley are trustees under the ESOP and MRP and share certain voting and investment power with respect to such shares. Also includes 6,111 shares underlying options which are vested or are exercisable within 60 days under the Option Plan.

/4/ This number also includes 9,000 shares owned by a family limited partnership and 2,400 shares owned by Mr. Kennedy's wife. Mr. Kennedy disclaims beneficial ownership of shares owned by his wife.

/5/ This number also includes 1,200 shares owned by Mr. Riley's wife. Mr. Riley disclaims beneficial ownership of shares owned by his wife.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group. All persons listed as directors are directors of the Company and the Bank.

                                            AMOUNT AND
                                             NATURE OF      PERCENTAGE
                                            BENEFICIAL         OF
NAME AND ADDRESS                          OWNERSHIP/1/,/2/   CLASS/3/
----------------                          ---------------- -----------
James G. Hudson, Jr., President, Chief          35,371/4/        2.78%
 Executive Officer and Treasurer
24 Culbreth Avenue
Thomasville, NC  27360

Drema A. Michael, Secretary and                 14,405/5/        1.13%
Assistant Treasurer
444 Hannersville Road
Lexington, NC  27292

John E. Todd, Vice President                    13,019/6/        1.02%
904 Grove Circle
Thomasville, NC 27360

John R. Hunnicutt, Director                     18,201/7/        1.43%
1014 Pine Needle Lane
Thomasville, NC  27360

Milton T. Riley, Jr., Director              203,359/8/,/9/      15.92%
605 Burke Trail
Thomasville, NC  27360

F. Stuart Kennedy, Director                202,159/8/,/10/      15.83%
1100 Dover Drive
Thomasville, NC  27360

Henry H. Darr, Director                        202,159/8/       15.83%
620 Trindale Road
Trinity, NC  27360

Directors and Executive Officers as a     301,636/11/,/12/      22.98%
 Group (7 Persons)

________________________________

/1/  Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other entities controlled by the named individuals.

/3/ Based upon a total of 1,270,869 shares of Common Stock outstanding at the Record Date and the shares underlying options that have vested or are exercisable within 60 days under the Option Plan. Assumes exercise of only those options included with respect to designated recipients.

/4/ This number includes 2,685 shares owned by Mr. Hudson's wife. Mr. Hudson disclaims beneficial ownership of the shares owned by his wife. This number also includes 7,637 shares subject to options which have vested or are exercisable within 60 days under the Option Plan, 2,016 shares allocated to Mr. Hudson under the ESOP and 9,164 restricted shares not yet vested under the MRP.

/5/ This number includes 4,583 shares subject to options which have vested or are exercisable within 60 days under the Option Plan, 1050 shares allocated to Ms. Michael under the ESOP and 5,499 restricted shares not yet vested under the MRP.

/6/ This number includes 4,583 shares subject to options which have vested or are exercisable within 60 days under the Option Plan, 1104 shares allocated to Mr. Todd under the ESOP and 5,499 restricted shares not yet vested under the MRP.

/7/ Includes 6,111 shares underlying options which are vested or are exercisable within 60 days under the Option Plan and 1,833 shares not yet vested under the MRP.

/8/ Includes 142,558 shares held by the ESOP and 37,878 shares held by the MRP. Mr. Darr, Mr. Kennedy, and Mr. Riley are trustees under the ESOP and MRP and share certain voting and investment power with respect to such shares. Also includes 6,111 shares underlying options which are vested or are exercisable within 60 days under the Option Plan.

/9/ This number includes 1,200 for shares owned by Mr. Riley's wife. Mr. Riley disclaims beneficial ownership of shares owned by his wife.

/10/ This number includes 9,000 shares owned by a family limited partnership.
     This number also includes 2,400 shares owned by Mr. Kennedy's wife. Mr. Kennedy disclaims beneficial ownership of shares owned by his wife.

/11/ The 142,558 shares held by the ESOP and the 37,878 shares held in the MRP for which the trustees, Messrs. Darr, Riley and Kennedy, share certain voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.

/12/ Includes 41,247 shares underlying options which are vested or are exercisable within 60 days under the Option Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1998, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at five members.

     The Board of Directors has nominated the five persons named below for election as directors to serve as directors of the Company until the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, resignation, retirement, removal or disqualification.

     The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect the five nominees listed below as directors for the term specified above, unless authority to vote is withheld or such proxies are revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years, the year in which his existing term of office expires, and the year he was first elected as a director of the Bank.
All of the nominees were appointed to serve as initial directors of the Company in connection with its incorporation in July, 1996 and were elected to serve as directors of the Company at its first annual meeting of stockholders on October 23, 1997. All of the persons listed are being nominated to serve a term of one year and until their successors shall be elected and qualify or until their earlier death, resignation, retirement, removal or disqualification.

                         AGE ON                                                     EXISTING
                        JUNE 30,                PRINCIPAL OCCUPATION                 TERM           DIRECTOR
NAME                      1998                  DURING LAST FIVE YEARS              EXPIRES           SINCE
----                    --------                ----------------------              --------         --------
Henry H. Darr              57              President, J. L. Darr & Son, Inc.          1998             1980

James G. Hudson, Jr.       58              President, Chief Executive Officer and     1998             1972
                                           Treasurer of the Company and the Bank

John R. Hunnicutt          62              President, McThom, Inc. and McLex, Inc.,   1998             1995
                                           licensees of McDonalds Corporation

F. Stuart Kennedy          72              Chairman of the Board, Rex Oil Company     1998             1971

Milton T. Riley, Jr.       61              President, Riley Properties, Inc.; until   1998             1992
                                           1992,
                                           partner with Dixon, Odom & Co., certified
                                           public accountants

Mr. Darr and Mr. Kennedy are cousins.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR
                                              ---
ELECTION AS DIRECTORS.

BOARD OF DIRECTORS OF THE BANK

     The Bank also has a five member board of directors which is composed of the same persons who are currently directors of the Company.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     The Company was organized in July, 1996 by the board of directors of the Bank to acquire and hold the capital stock of the Bank issued in connection with the Bank's conversion from mutual to stock form (the "Conversion"). During fiscal 1998, the Board of Directors of the Company held ten meetings. All of the existing directors of the Company, all of whom are being nominated for re-election, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended June 30, 1998.

     The Board of Directors of the Company has a standing Audit Committee. The Company's Audit Committee consists of Mr. Riley, Mr. Kennedy and Mr. Hunnicutt. This Committee meets periodically to supervise examination of the assets and the liabilities and the internal audit program of the Company and its subsidiaries and to cause outside audits to be performed on the financial statements of the Company. The Audit Committee met one time during the fiscal year ended June 30, 1998.

     In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

     The Bank's board of directors has appointed three standing committees to which certain responsibilities have been delegated -- the Loan Committee, the Audit Committee and the Executive Committee. The Bank's Audit Committee consists of Mr. Riley and Ms. Michael. In addition, the Bank's board of directors appoints other committees of its members to perform certain more limited functions from time to time.

     The Board of Directors of the Company does not have a compensation committee. The Bank's full board of directors serves as the Company's compensation committee and determines the compensation of the executive officers of the Company and the Bank. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. The board of directors also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. Mr. Hudson participates in the deliberations of the board of directors regarding compensation of executive officers other than himself. He does not participate in the discussion or decisions regarding his own compensation.

DIRECTOR COMPENSATION

     BOARD FEES. Members of the Board of Directors receive no fees or compensation for their service as a director of the Company. However, all members of the Company's Board of Directors are also directors of the Bank. For their service on the Bank's board of directors, all members of the Bank's board receive $900 per month.

     In addition, all non-employee directors who serve on the Bank's board committees receive $150 per meeting for their service. Board fees are subject to adjustment annually.

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the persons who are executive officers of the Company and the Bank.

                                                                                         EMPLOYED BY
                                                                                         THE BANK OR
                           AGE ON                 POSITIONS AND OCCUPATIONS              THE COMPANY
NAME                    JUNE 30, 1998               DURING LAST FIVE YEARS                  SINCE
----                    -------------               ----------------------                  -----
James G. Hudson, Jr.          58          President, Chief Executive Officer, and            1972
                                          Treasurer of the Company and the Bank

John E. Todd                  52          Vice President of the Company and the              1979
                                          Bank

Drema A. Michael              45          Secretary and Assistant Treasurer of the           1974
                                          Company and the Bank

MANAGEMENT COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth for the fiscal years ended June 30, 1998, 1997 and 1996 certain information as to the cash compensation received by Mr. Hudson, the President, Chief Executive Officer and Treasurer of the Company and the Bank, John E. Todd, Vice President of the Company and the Bank, and Drema A. Michael, Secretary and Assistant Treasurer of the Company and the Bank. There were no other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities. The named officers have no stock appreciation rights.

                                          ANNUAL COMPENSATION                LONG TERM COMPENSATION AWARDS    ALL OTHER COMPENSATION
                             --------------------------------------------    -----------------------------    ----------------------

                                                                    OTHER ANNUAL    RESTRICTED
    NAME AND                                                        COMPENSATION      STOCK       SECURITIES UNDERLYING
PRINCIPAL POSITION           YEAR     SALARY         BONUS             ($)/3/         AWARDS        OPTIONS/IN SHARES
------------------           ----     ------         -----             ------         ------        -----------------
James G. Hudson, Jr.         1998     $110,700/1/    $ 113,623/2/   $   -0-         $272,277/4/         10,183/5/         $22,000/6/

President, Chief Executive
 Officer,
Treasurer and Director

                             1997     $105,400/1/    $  24,020/7/   $   -0-         $   -0-               -0-             $22,000/6/


                             1996     $100,800/1/    $  13,745/8/   $   -0-         $   -0-               -0-             $22,000/6/


John E. Todd, Vice           1998     $ 56,000       $  66,178/9/   $   -0-         $163,366/10/         6,110/11/        $   -0-
 President

                             1997     $ 53,500       $ 12,325/12/   $   -0-         $   -0-               -0-             $   -0-

                             1996     $ 51,000       $  7,065/13/   $   -0-         $   -0-               -0-

Drema A. Michael,            1998     $ 53,125       $ 66,039/14/   $   -0-         $163,366/10/         6,110/11/        $   -0-
 Secretary and Assistant
 Treasurer

                             1997     $ 50,000       $ 12,186/15/   $   -0-         $   -0-               -0-             $   -0-

                             1996     $ 47,875       $  6,935/16/   $   -0-  $          -0-               -0-             $   -0-

_______________________
/1/ Includes director's fees of $10,200, $9,600 and $9,000 for Mr. Hudson's service on the Bank's Board of Directors in 1998, 1997 and 1996, respectively.

/2/ Includes $19,215 in bonuses paid under the Bank's bonus compensation plan and $3,769 in holiday bonuses. See "--Bonus Compensation." Also includes the value of shares granted to Mr. Hudson under the MRP which were immediately vested on the date of the grant, estimated to be $90,729.

/3/ Under the "Other Annual Compensation" category, perquisites for the fiscal years ended June 30, 1998, 1997 and 1996 did not exceed the lesser of $50,000, or 10% of salary and bonus as reported for any named employee.

/4/ On March 10, 1998, Mr. Hudson was awarded 4,073 shares of Common Stock of the Company pursuant to the MRP. On such date the shares had a market value of $89.125 per share. Subject to the provisions of the MRP, 25% of the shares vested on the date of the grant and 25% will vest at the end of each year thereafter. This amount represents the estimated value of the 75% of such shares which did not vest on the date of the grant. On June 30, 1998, after the adjustments required under the MRP as a result of the Company's stock dividend on April 6, 1998 of two shares for each share outstanding (the "Stock Dividend") and $30 per share special dividend on April 6, 1998 (the "Special Dividend"), the unvested portion of Mr. Hudson's MRP grant totaled 9,164 shares of Common Stock, which had a value of $17.00 per share on June 30, 1998, for a total value of $155,788.

/5/ On March 10, 1998, Mr. Hudson was granted options to purchase 10,183 shares of the Common Stock of the Company pursuant to the Option Plan. The options initially had an exercise price of $89.125 per share. In accordance with the terms of the Option Plan, as a result of the Stock Dividend and Special Dividend, Mr. Hudson's options were converted into the right to purchase 30,549 shares at an exercise price of $20.45 per share.

/6/  This represents
     the amount accrued under supplemental income agreements established for the benefit of Mr. Hudson.

/7/ Includes $20,420 in bonuses paid under the Bank's bonus compensation plan and $3,600 in holiday bonuses. See "--Bonus Compensation."

/8/ Includes $10,283 in bonuses paid under the Bank's bonus compensation plan and $3,462 in holiday bonuses. See "--Bonus Compensation."

/9/ Includes $9,608 in bonuses paid under the Bank's bonus compensation plan and $2,115 in holiday bonuses. See "-- Bonus Compensation." Also includes the value of the shares granted to Mr. Todd under the MRP which were immediately vested on the date of the grant, estimated to be $54,455.

/10/ On March 10, 1998, Mr. Todd and Ms. Michael were each awarded 2,044 shares of Common Stock of the Company pursuant to the MRP. On such date the shares had a market value of $89.125 per share. Subject to the provisions of the MRP, 25% of the shares vested on the date of the grant and 25% will vest at the end of each year thereafter. This amount represents the estimated value of the 75% of such shares which did not vest on the date of the grant. On June 30, 1998, after the adjustments required under the MRP as a result of the Stock Dividend and Special Dividend, the unvested portion of Mr. Todd's and Ms. Michael's MRP grant totaled 5,499 shares of Common Stock, which had a value of $17.00 per share on June 30, 1998, for a total value of $93,483.

/11/ On March 10, 1998, Mr. Todd and Ms. Michael were each granted options to purchase 6,110 shares of the Common Stock of the Company pursuant to the Option Plan. The options initially had an exercise price of $89.125 per share. In accordance with the terms of the Option Plan, as a result of the Stock Dividend and Special Dividend, Mr. Todd's and Ms. Michael's options were converted into the right to purchase 18,330 shares at an exercise price of $20.45 per share.

/12/ Includes $10,210 in bonuses paid under the Bank's bonus compensation plan and $2,115 in holiday bonuses. See "--Bonus Compensation."

/13/ Includes $5,142 in bonuses paid under the Bank's bonus compensation plan and $1,923 in holiday bonuses. See "--Bonus Compensation."

/14/ Includes $9,608 in bonuses paid under the Bank's bonus compensation plan and $1,976 in holiday bonuses. See "-- Bonus Compensation." Also includes the value of the shares granted to Ms. Michael under the MRP which were immediately vested on the date of the grant, estimated to be $54, 455.

/15/ Includes $10,210 in bonuses paid under the Bank's bonus compensation plan and $1,976 in holiday bonuses. See "--Bonus Compensation."

/16/ Includes $5,142 in bonuses paid under the Bank's bonus compensation plan and $1,793 in holiday bonuses. See "--Bonus Compensation."

     BONUS COMPENSATION. The Bank has approved a bonus compensation plan pursuant to which James G. Hudson, Jr., President, Chief Executive Officer and Treasurer, receives bonus compensation equal to 1% of the Bank's income before taxes and John E. Todd, Vice President, and Drema A. Michael, Secretary and Assistant Treasurer, are each entitled to receive bonuses equal to 0.5% of the Bank's income before taxes. During the fiscal years ended June 30, 1998, 1997, and 1996, the bonuses paid to Mr. Hudson totaled $19,215, $20,420 and $10,283, respectively; and the bonuses paid to each of Mr. Todd and Ms. Michael totaled $9,608, $10,210 and $5,142, respectively. In addition, employees receive annual discretionary holiday bonuses, which during the fiscal years 1998, 1997 and 1996 totaled $15,000, $14,000 and $13,000, in the aggregate for all employees. As is the case with the Bank's compensation arrangements in general, the Bank's bonus compensation plan is subject to regulatory oversight and, therefore, could be changed in the future in response to regulatory requirements or otherwise.

     SUPPLEMENTAL INCOME PLANS. The Bank has entered into two separate Supplemental Income Agreements with James G. Hudson, Jr., President, Chief Executive Officer and Treasurer. These agreements provide that Mr. Hudson will receive certain specified monthly payments for 15 years upon reaching 65 years of age. In the event of Mr. Hudson's death before all payments have been made, benefits would be payable to designated beneficiaries. In addition, if Mr. Hudson should die prior to reaching 65 years of age, certain monthly payments would be made for a 15-year period to designated beneficiaries. In the event Mr. Hudson terminates his employment, for reasons other than death, prior to reaching 65 years of age, the monthly retirement benefit payment would be reduced. The benefits payable under the Supplemental Income Agreements are funded by the purchase of life insurance. During the fiscal year ended June 30, 1998, the Bank accrued $22,000 towards the cost of the benefits to be provided to Mr. Hudson under the supplemental income plans.

     EMPLOYMENT AGREEMENT. In connection with the Conversion, the Bank entered into an employment agreement with James G. Hudson, Jr., President, Chief Executive Officer and Treasurer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement now provides for a base salary of $103,000. The agreement provides for a term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the board of directors of the Bank. The agreement also provides that base salary shall be reviewed by the board of directors not less often than annually. In the event of a change in control (as defined below), Mr. Hudson's base salary shall be increased by at least 6% annually and the agreement will automatically be extended so that it will have a three year term after the change in control. In addition, the employment agreement provides for possible profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with Mr. Hudson's office. It is now expected that Mr. Hudson will continue to be eligible to receive bonuses under the existing bonus compensation plan for executive officers, as such plan may be amended in the future. See " -
- Bonus Compensation." It is not now contemplated that Mr. Hudson will receive additional discretionary bonuses, other than holiday bonuses computed on the same basis as those paid to other employees. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Hudson.

     The employment agreement provides that the nature of Mr. Hudson's compensation, duties or benefits cannot be diminished following a change in control of the Bank or the Company. For purposes of the employment agreement, a change in control generally will occur if (i) any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     SPECIAL TERMINATION AGREEMENTS. In connection with the Conversion, the Company entered into special termination agreements with John E. Todd, Vice President of the Bank, and Drema A. Michael, Secretary and Assistant Treasurer of the Bank. Such agreements are intended to ensure that the Bank maintains a stable and competent management base. The continued success of the Bank depends, to a significant degree, on the skill and competence of its officers.

     The special termination agreements provide for payment to the covered officer only in the event of a change in control of the Company or the Bank followed by termination of the officer's employment by the Bank within 24 months for other than "cause," as such term is defined in the agreements, or in the event there are certain specified changes in the officer's employment circumstances within 24 months following a change in control of the Bank or the Company and the officer terminates his or her employment. In the event of such a termination of employment, the officer is entitled to payment in an amount equal to two times his or her salary and bonuses for income tax purposes for the most recent calendar year, payable in a lump sum or in equal monthly payments. The term of each of these agreements is for three years. At the end of each anniversary date of the agreements, they may be extended for another year so that the remaining term shall be three years unless written notice of non-renewal is given by the Company's Board of Directors. For purposes of the special termination agreements, "change in control" has the same meaning as in the employment agreement with Mr. Hudson. See "-- Employment Agreement." If a change in control and such a termination occurred during calendar year 1998, Mr. Todd and Ms. Michael would be entitled to receive $139,966 and $133,688, respectively, under their special termination agreements.

     SEVERANCE PLAN. In connection with the Conversion, the Bank's Board of Directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" (as defined in the Severance Plan) of the Bank or the Company and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after, the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than 40 miles distant from the employee's primary work station within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee or
(b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to one half of the employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to special termination agreements, or are parties to employment agreements having a remaining term of more than two years, are not covered by the Severance Plan.

     EMPLOYEE STOCK OWNERSHIP PLAN. In connection with the Conversion, the Bank established the Employee Stock Ownership Plan ("ESOP") for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 32,586 of the shares of Common Stock issued in the Conversion. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. As a result of the Stock Dividend, the number of shares originally held in the ESOP was increased to an aggregate of 97,758 shares. The ESOP has subsequently purchased 22,800 shares, so that as of June 30, 1998 it held 120,558 shares of Common Stock.

     Shares purchased by the ESOP are held in a suspense account for allocation among participants as the ESOP loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the board of directors to administer the ESOP. Trustees for the ESOP were appointed prior to the Conversion. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     STOCK OPTION PLAN. On February 17, 1998, the Company's stockholders approved the Century Bancorp, Inc. Stock Option Plan (the "Option Plan"). The Stock Option Plan is administered by a committee of the Company's Board of Directors (the "Committee"). The Company reserved 40,733 shares of Common Stock (which, as a result of the Stock Dividend, became 122,199 shares) for issuance upon the exercise of options which have been or may be granted under the Option Plan. All directors, officers and employees of the Company, the Bank, and any of the Bank's subsidiaries are eligible for participation in the Option Plan. Options to purchase 36,661 shares of Common Stock were granted during fiscal year 1998. As a result of the Stock Dividend, the number of shares subject to granted options was converted to 109,983, and those options remain outstanding at June 30, 1998. Of the 109,983 options granted, options to purchase 24,444 shares were granted to non-employee directors of the Company and the remaining options to purchase 85,539 shares were granted to employees. Options to purchase 12,216 shares remain ungranted.

     All options granted during fiscal 1998 had an initial exercise price of $89.125 per share. However, as a result of the Stock Dividend and the Special Dividend, in accordance with the Option Plan, the exercise price for all outstanding options was adjusted to $20.45 per share.

     The following table provides certain information with respect to stock options granted to Mr. Hudson, Mr. Todd and Ms. Michael made during the fiscal year ended June 30, 1998. None of such employees have stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                              NUMBER OF SECURITIES         % OF TOTAL             EXERCISE
                               UNDERLYING OPTIONS      OPTIONS GRANTED TO          OR BASE        EXPIRATION
         NAME                      GRANTED         EMPLOYEES IN FISCAL YEAR         PRICE            DATE
         ----                      -------         ------------------------         -----            ----
James G. Hudson, Jr.               30,549/1/                35.71%               $20.45/2/      March 9, 2008

John E. Todd                       18,330/1/                21.43%               $20.45/2/      March 9, 2008

Drema A. Michael                   18,330/1/                21.43%               $20.45/2/      March 9, 2008

____________________
/1/ The number shown represents the number of shares subject to the initial grants to Mr. Hudson (10,183), Mr. Todd (6,110) and Ms. Michael (6,110) as adjusted pursuant to the Option Plan to reflect the Stock Dividend. Twenty-five percent (25%) of the options granted vested on March 10, 1998 and 25% vest each year thereafter until all such options are vested on March 10, 2001.

/2/ Represents the closing market price per share of the underlying securities on the date of grant March 10, 1998 ($89.125), as adjusted pursuant to the Option Plan to reflect the Stock Dividend and Special Dividend.


     No options were exercised by the above-named individuals during the fiscal year ended June 30, 1998.

     The following table sets forth certain information regarding option exercises and values of options held by Mr. Hudson, Mr. Todd and Ms. Michael. Such employees hold no stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                        SHARES ACQUIRED       VALUE                OPTIONS AT                      OPTIONS AT
         NAME             ON EXERCISE        REALIZED          FISCAL YEAR END/1/              FISCAL YEAR END/2/
         ----             -----------        --------          ------------------              ------------------
                                                       EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                                       -----------     -------------      -----------      -------------
James G. Hudson, Jr.          -0-            $0        7,637/1/           22,912/1/            0                 $0

John E. Todd                  -0-            $0        4,583              13,747               0                 $0

Derma A. Michael              -0-            $0        4,583              13,747               0                 $0

_______________________
/1/ Twenty-five percent (25%) of the options granted vested on March 10, 1998 and 25% vest each year thereafter. Represents the number of shares subject to the initial grants, as adjusted pursuant to the Option Plan to reflect the Stock Dividend.

/2/ The exercise price of the stock options, as adjusted pursuant to the Option Plan to reflect the Stock Dividend and the Special Dividend, is $20.45 per share. On June 30, 1998, the fair market value of the Common Stock was $17.00.

     Options which have been granted under the Option Plan have a vesting schedule which provides that 25% of the options granted vested the date of grant, and 25% will vest on each subsequent anniversary date, so that the options will be completely vested on the third anniversary of the date of grant. Options become 100% vested upon death, disability or retirement, if earlier. In addition, options become vested and exercisable in the event an optionee ceases to be an employee or director of the Company or the Bank for any reason after the occurrence of a "change in control" of the Company, as defined in the Option Plan.

     Although both incentive and non-qualified options have been granted under the Option Plan, all of the stock options granted to employees are intended to be incentive stock options. In the case of an incentive stock option, an optionee is not deemed to have received taxable income upon the grant or exercise of the stock option, provided the shares are not disposed of by the optionee for at least one year after the date of exercise and two years after the date of grant. No compensation deduction may be taken by the Company at the time of the grant or exercise of an incentive option, assuming these holding periods are satisfied. Option grants to non-employee directors do not qualify for incentive stock option treatment and are "non-qualified" options. Optionees holding non-qualified stock options are deemed to receive ordinary income upon exercise of their stock options in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the stock. The amount of any ordinary income deemed to be received by the optionees upon the exercise of non-qualified stock options is a deductible expense of the Company for tax purposes.

     No cash consideration was paid for the options which have been granted under the Option Plan. The options have an option exercise price of $20.45, the fair market value of the Common Stock on the date of grant (March 10, 1998), as adjusted in accordance with the Option Plan to reflect the Stock Dividend and the Special Dividend. The exercise price may be paid in cash or by delivery of shares of Common Stock with a market value equal to the exercise price. Upon exercise of an option, at the request of an optionee, the Committee in its discretion may make a cash payment to the optionee in lieu of shares of Common Stock. Such payment, which would result in a cancellation of the option, would be equal to the market value per share of the Common Stock minus the option exercise price. Shares issued upon exercise of options may be purchased in the open market or issued from authorized, unissued shares.

     Options granted under the Option Plan have a term of ten years, are not transferable, except upon death and continue to be exercisable upon retirement.

     Unless sooner terminated, the Option Plan will continue in effect for a period of ten years from the date the Option Plan was approved by stockholders and became effective by its terms. The Board of Directors may at any time alter, suspend, terminate or discontinue the Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his or her rights with respect to any previously granted option. Termination of the Option Plan would not affect any previously granted options.

     MANAGEMENT RECOGNITION PLAN. On February 17, 1998, the stockholders of the Company approved the Home Savings, Inc. Management Recognition Plan ("MRP"). A total of 16,293 shares of Common Stock were issued to the MRP. On March 10, 1998, restricted stock awards of 14,665 shares of the Common Stock were made to 15 directors, officers and employees of the Bank. As a result of the Stock Dividend, the number of shares of restricted stock issued under the Option Plan (14,665) was tripled to 43,995 shares, and the number of unissued shares held by the MRP (1,628) was tripled to 4,884.

     The MRP serves as a means of providing the directors, officers, and employees with an ownership interest in the Company in a manner designed to encourage such persons to continue their service to the Company and the Bank and to provide performance incentives. The MRP is administered by a committee of the Bank's Board of Directors (the "MRP Committee"). All directors, officers, and employees of the Company and the Bank are eligible for participation in the MRP. The MRP Committee, in its sole discretion, determines who will receive grants of restricted stock under the MRP.

     The shares acquired by the MRP were issued from authorized but unissued shares of Common Stock. Shares issued under the MRP are issued at no cost to recipients.

     Restricted shares granted under the MRP vest as determined by the MRP Committee. The shares previously granted vest at a rate of 25% on the effective date of the award of shares under the MRP and 25% on each subsequent anniversary date, so that the shares will be completely vested at the end of three years after the date of award. Awards of Common Stock under the MRP immediately vest upon the disability or death of a recipient. Shares also become immediately vested in the event the recipient ceases to be an employee or director of the Bank or any subsidiary of the Bank following a "change in control" of the Company, as defined in the MRP. The awards are not forfeitable upon vesting. The restricted shares granted pursuant to the MRP are held in trust until they become vested and nonforfeitable. Dividends and other distributions on such unvested shares are similarly held in trust until the shares to which they relate become vested and nonforfeitable. Recipients of shares under the MRP vote all shares after they become vested and nonforfeitable and have the right to direct the trustees' voting of shares not yet vested.

     The MRP may be amended by the Board of Directors of the Bank at any time. However, no amendment may affect any award previously made under the Plan without the consent of the recipient.

     CERTAIN INDEBTEDNESS AND TRANSACTIONS OF MANAGEMENT. The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.

     Set forth below is a table describing the loans the Bank has made to the directors and executive officers and members of their immediate families since June 30, 1996.

                                                                           BALANCE OUTSTANDING AT
BORROWER                 TYPE OF LOAN             ORIGINAL LOAN AMOUNT          JUNE 30, 1998
--------                 ------------             --------------------          -------------
James G. Hudson, Jr.     Mortgage/Construction    $250,000                 $245,000 disbursed
                                                                              5,000 undisbursed

                         Consumer                 $ 27,000                 $    -0-

John E. Todd             Consumer/Auto            $ 16,700                 $ 16,700

                         Consumer                 $ 18,142                 $    -0-

Drema A. Michael         Consumer                 $ 18,188                 $    -0-


                                  PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Dixon Odom PLLC, the Company's and the Bank's independent auditor for the year ended June 30, 1998, has been selected as the Company's and the Bank's independent auditor for the 1999 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of Dixon Odom PLLC is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.
                                                             ---

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 1999 Annual Meeting of Stockholders will be held in November of 1999. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than June 17, 1999, and meet all other applicable requirements for inclusion therein.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended June 30, 1998, which includes consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.


     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: CENTURY BANCORP, INC., POST OFFICE BOX 989, 22 WINSTON STREET, THOMASVILLE, NORTH CAROLINA 27361-0989, ATTENTION: JAMES G. HUDSON, JR.

                                    By Order of the Board of Directors,

                                    /s/ Drema A. Michael

                                    Drema A. Michael
                                    Secretary

Thomasville, North Carolina
October 15, 1998

                                REVOCABLE PROXY
                             CENTURY BANCORP, INC.

         [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                        ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 17, 1998
                                   5:00 p.m.

  The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Century Bancorp, Inc.(the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the offices of the Company, 22 Winston Street, Thomasville, North Carolina, on November 17, 1998, at 5:00 p.m. and at any and all adjournments thereof, as follows:

1. The approval of the election of the following named directors:

Henry H. Darr, James G. Hudson, Jr., John R. Hunnicutt, F. Stuart Kennedy and Milton T. Riley, Jr. who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

                [ ] For      [ ] Withhold      [ ] For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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2. The ratification of Dixon Odom PLLC as the independent auditor of the Company for the year ending June 30, 1999

                [ ] For      [ ] Against       [ ] Abstain

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  If a proxy is returned and no instructions are given, the proxy will be voted for the nominees for election to the Board of Directors named on this Revocable
                 ---
Proxy and for the ratification of Dixon Odom PLLCas the independent auditor for the Company for the 1999 fiscal year. If instructions are given with respect to
            ---
one but not both proposals, such instructions as are given will be followed and the proxy will be voted for the proposal on which no instructions are given.
                        ---

                        Please be sure to sign and date
                         this Proxy in the box below.


                   -----------------------------------------
                                     Date


                   -----------------------------------------
                            Stockholder sign above


                   -----------------------------------------
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                             CENTURY BANCORP, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated October 15, 1998.

  Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY


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